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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 20, 2001


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of July 1, 2001, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2001-2)
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

--------------------------------------------------------------------------------

           Delaware                333-41712             33-0917586
----------------------------      ------------        ----------------
(State or Other Jurisdiction      (Commission         (I.R.S. Employer
       of Incorporation)          File Number)     Identification Number)

       1100 Town & Country Road
             Suite 1600
         Orange, California                                      92868
----------------------------------------                       ----------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code:  (714) 541-5378
                                                      -------------

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Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

         On July 20, 2001, a single series of certificates, entitled Long Beach Mortgage Loan Trust, Asset-Backed Certificates, Series 2001-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of July 1, 2001 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company ("Long Beach") as master servicer (the "Master Servicer"), the Federal Home Loan Mortgage Corporation ("Freddie Mac") as guarantor (the "Gurantor"), and Bankers Trust Company of California, N.A. as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A-1V Certificates", "Class A-1F Certificates", "Class A-2 Certificates", "Class S-1 Certificates", "Class S-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class C Certificates", "Class P Certificates" and "Class R Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of mortgage loans (the "Mortgage Pool") of conventional, one-to four-family, fixed rate and adjustable rate, first lien and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consist of Mortgage Loans having an aggregate principal balance of $1,594,353,661 as of July 1, 2001 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated July 18, 2001 (the "Purchase Agreement") between Long Beach and the Depositor. The Class A-1F Certificates, the Class A-1V Certificates, the Class A-2 Certificates and the Class S-1 Certificates were sold by the Depositor to Freddie Mac pursuant to a Purchase Agreement dated July 11, 2001 among Depositor, Long Beach and Freddie Mac. The Class S-2 Certificates, the Class M-l Certificates, the Class M-2 Certificates and the Class M-3 Certificates were sold by the Depositor to Banc of America Securities LLC (the "Underwriter"), pursuant to an Underwriting Agreement, dated July 18, 2001 (the "Underwriting Agreement") among the Depositor, Long Beach and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:

        ==============================================================
                          Initial Certificate
                          Principal Balance or
               Class        Notional Amount        Pass-Through Rate
        --------------------------------------------------------------
               A-1F           $245,000,000             Variable
        --------------------------------------------------------------
               A-1V           $677,987,000             Variable
        --------------------------------------------------------------
                A-2           $384,383,000             Variable
        --------------------------------------------------------------
                S-1           $112,559,000             Variable
        --------------------------------------------------------------
                S-2           $46,876,000              Variable
        --------------------------------------------------------------
                M-1           $99,647,000              Variable
        --------------------------------------------------------------
                M-2           $91,675,000              Variable
        --------------------------------------------------------------
                M-3           $67,760,000              Variable
        --------------------------------------------------------------
                 C            $27,901,460              Variable
        --------------------------------------------------------------
                 P               $ 200                    N/A
        --------------------------------------------------------------
                 R                100%                    N/A
        ==============================================================

                  The Certificates, other than the Class C Certificates, the Class P Certificates and the Class R Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated December 12, 2000, and the Prospectus Supplement, dated July 18, 2001, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates and the Class R Certificates

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have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.  Financial Statements and Exhibits

         (a) Not applicable

         (b) Not applicable

         (c) Exhibits

    Exhibit No.                        Description
    ----------                         -----------

        4.1 Pooling and Servicing Agreement, dated as of July 1, 2001, by and among Long Beach Securities Corp. as Depositor, Long Beach Mortgage Company as Master Servicer, the Federal Home Loan Mortgage Corporation as Guarantor and Bankers Trust Company of California, N.A. as Trustee, relating to the Series 2001-2 Certificates.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   July 20, 2001

                                     LONG BEACH SECURITIES CORP.



                                     By:/s/
                                        ------------------------------------
                                        Name: Jeffery A. Sorensen
                                        Title: Senior Vice President



                                        4
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                                Index to Exhibits

                                                                    Sequentially
Exhibit No.                      Description                       Numbered Page
-----------                      -----------                       -------------

    4.1      Pooling  and  Servicing   Agreement,   dated  as  of        7
             July 1,  2001,  by and among Long  Beach  Securities
             Corp. as Depositor,  Long Beach Mortgage  Company as
             Master  Servicer,  the  Federal  Home Loan  Mortgage
             Corporation as Guarantor and Bankers Trust Company of California, N.A. as Trustee, relating to the Series 2001-2 Certificates.


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